UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2015

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 1, 2015, National General Holdings Corp. (the “Company”) issued a press release announcing the closing of the acquisition of the lender-placed insurance business of QBE North America, a division of QBE Insurance Group Limited. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

On October 1, 2015, the Company also issued a press release announcing the closing of the acquisition of certain business lines and assets from Assurant Health, a business segment of Assurant, Inc. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by National General Holdings Corp. on October 1, 2015.

99.2	Press Release issued by National General Holdings Corp. on October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2015

NATIONAL GENERAL HOLDINGS CORP.

By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by National General Holdings Corp. on October 1, 2015.

99.2	Press Release issued by National General Holdings Corp. on October 1, 2015.